UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 23, 2015
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GOOGLE INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36380	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
Google Inc. has announced a record date of April 2, 2015 in connection with a settlement of litigation related to the authorization to distribute its Class C capital stock (GOOG). Further details will be provided when available. For more information, please see http://investor.google.com/financial/class-c.html.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: March 23, 2015	/s/ Kent Walker
Kent Walker Senior Vice President and General Counsel